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                                                                    EXHIBIT 99.1

                              FOR IMMEDIATE RELEASE

    AMERICAN SCIENCE AND ENGINEERING, INC. RECEIVES SERVICE AND MAINTENANCE
                      CONTRACT VALUED UP TO $13.2 MILLION

BILLERICA, MASS. - SEPTEMBER 21, 2004 - AMERICAN SCIENCE AND ENGINEERING, INC. (AMEX: ASE) (AS&E(R)), A LEADER IN X-RAY DETECTION TECHNOLOGY, ANNOUNCED TODAY THE RECEIPT OF A ONE-YEAR CONTRACT VALUED UP TO $13.2 MILLION TO PROVIDE MAINTENANCE AND SUPPORT OF ITS MOBILESEARCH(TM) X-RAY INSPECTION SYSTEMS FOR A U.S. GOVERNMENT AGENCY. THE ORDER REPRESENTS A FIXED-PRICE VALUE OF $8.6 MILLION, AND ENGAGES AS&E to provide regularly scheduled maintenance services on the MobileSearch systems. The remaining $4.6 million of this order, for services and/or spare parts, is an estimation of the customer's historical usage requirements, which will be recognized on the basis of actual utilization.

"This contract is a significant business development milestone for AS&E," said Anthony Fabiano, President and CEO. "Our people have worked tirelessly over the past several months to provide higher levels of service and response to our valued customers. We intend to provide the United States Government with the highest quality of technical support for its MobileSearch systems. This order reflects their growing confidence in our capabilities. With a reputation for outstanding customer satisfaction, our Service and Support group continues to be a key contributor to top and bottom-line growth -- this order further underscores this trend."

The MobileSearch X-ray inspection system provides U.S. security officials with a highly effective means for detecting weapons, plastic explosives, illegal drugs, and other contraband, utilizing traditional transmission X-rays in combination with proprietary Z(R) Backscatter technology.

AS&E's highly skilled Field Service Engineers (FSEs) provide support services worldwide. FSEs are available 7 days a week, 24 hours a day, and are located at AS&E offices in Asia, Europe, the Middle East and North America. In addition, AS&E has assembled a world-class Technical Support and Call Coordinator staff at headquarters in Billerica. They ensure that customers' X-ray inspection systems are serviced in the most timely and effective manner possible.

ABOUT AS&E(R)

AMERICAN SCIENCE AND ENGINEERING, INC. DEVELOPS AND MANUFACTURES STATE-OF-THE-ART X-RAY INSPECTION SYSTEMS FOR HOMELAND SECURITY AND OTHER CRITICAL DEFENSE APPLICATIONS. AS&E CONTINUES TO INNOVATE, CREATE AND DEVELOP NEW PRODUCTS BY INVESTING IN NEW IDEAS THROUGH RESEARCH AND DEVELOPMENT, AND EVOLVING ITS TECHNOLOGY TO MEET THE NEEDS OF AN EVER-CHANGING WORLD. AS&E'S PATENTED Z(R) BACKSCATTER TECHNOLOGY DETECTS PLASTIC EXPLOSIVES, ILLEGAL DRUGS, AND OTHER CONTRABAND, EVEN WHEN ARTFULLY CONCEALED IN COMPLEX BACKGROUNDS BY TERRORISTS AND SMUGGLERS. AS&E's SHAPED ENERGYTM X-RAY INSPECTION SYSTEMS COMBINE THE MATERIAL DISCRIMINATION FEATURES OF Z(R) BACKSCATTER IMAGING WITH THE PENETRATION CAPABILITY OF HIGH-ENERGY X-RAYS FOR DENSE CARGOES, WITHOUT THE PROBLEMS CAUSED BY EXCESSIVE RADIATION. AS&E'S HIGH ENERGY SYSTEMS DIVISION MANUFACTURES LINEAR ACCELERATORS FOR A VARIETY OF APPLICATIONS INCLUDING MEDICAL, SCIENTIFIC, SECURITY, ELECTRON BEAM CURING AND NON-DESTRUCTIVE TESTING. FOR MORE INFORMATION ON AS&E PRODUCTS AND TECHNOLOGIES, PLEASE VISIT HTTP://WWW.AS-E.COM.

For more information:
---------------------
Laura Berman
American Science and Engineering, Inc.
(978) 262-8700

SAFE HARBOR STATEMENT. THE FOREGOING PRESS RELEASE CONTAINS STATEMENTS CONCERNING AS&E'S FINANCIAL PERFORMANCE, MARKETS AND BUSINESS OPERATIONS THAT MAY BE CONSIDERED "FORWARD-LOOKING" UNDER APPLICABLE SECURITIES LAWS. AS&E WISHES TO CAUTION READERS OF THIS PRESS RELEASE THAT ACTUAL RESULTS MIGHT DIFFER MATERIALLY FROM THOSE PROJECTED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS WHICH MIGHT CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN INCLUDE THE FOLLOWING: SIGNIFICANT REDUCTIONS OR DELAYS IN PROCUREMENTS OF THE COMPANY'S SYSTEMS BY THE UNITED STATES AND OTHER GOVERNMENTS; DISRUPTION IN THE SUPPLY OF ANY SOURCE COMPONENT INCORPORATED INTO AS&E's products and other factors which may cause delays in production and delivery schedules; LITIGATION SEEKING TO RESTRICT THE USE OF INTELLECTUAL PROPERTY USED BY THE COMPANY; POTENTIAL PRODUCT LIABILITY CLAIMS AGAINST THE COMPANY; FAILURE OF ANY OF OUR PRODUCTS TO MEET PERFORMANCE REQUIREMENTS OR TO CONTINUE TO OPERATE RELIABLY BECAUSE OF UNEXPECTED DESIGN FLAWS OR MANUFACTURING DEFECTS, GLOBAL POLITICAL TRENDS AND EVENTS WHICH AFFECT PUBLIC PERCEPTION OF THE THREAT PRESENTED BY DRUGS, EXPLOSIVES AND OTHER CONTRABAND; GLOBAL ECONOMIC DEVELOPMENTS AND THE ABILITY OF GOVERNMENTS AND PRIVATE ORGANIZATIONS TO FUND PURCHASES OF THE COMPANY'S PRODUCTS TO ADDRESS SUCH THREATS; AND THE POTENTIAL INSUFFICIENCY OF COMPANY RESOURCES, INCLUDING HUMAN RESOURCES, CAPITAL, PLANT AND EQUIPMENT AND MANAGEMENT SYSTEMS, TO ACCOMMODATE ANY FUTURE GROWTH, AND FUTURE DELAYS IN FEDERAL FUNDING. THESE AND CERTAIN OTHER FACTORS WHICH MIGHT CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED ARE DETAILED FROM TIME TO TIME IN AS&E'S PERIODIC REPORTS AND REGISTRATION STATEMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH IMPORTANT FACTORS ARE INCORPORATED HEREIN BY REFERENCE. AS&E UNDERTAKES NO OBLIGATION TO UPDATE FORWARD LOOKING STATEMENTS TO REFLECT CHANGED ASSUMPTIONS, THE OCCURRENCE OF UNANTICIPATED EVENTS, OR CHANGES IN FUTURE OPERATING RESULTS, FINANCIAL CONDITION OR BUSINESS OVER TIME.